UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 18, 2003

(Date of earliest event reported)

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 9.    Regulation FD Disclosure. (Information Furnished Under Item 12. Disclosure of Results of

                   Operations and Financial Condition.)

The following information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements, as set forth in Release No. 33-8216.

On July 16, 2003, TranSwitch Corporation held a conference call to report its financial results for the second quarter ended June 30, 2003. The transcript of the call is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

July 18, 2003	By:	/s/ Peter J. Tallian
Name: Peter J. Tallian Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	TranSwitch Corporation Transcript of Second Quarter 2003 Earnings Conference Call dated July 16, 2003.